UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 18, 2004

                                UNIT CORPORATION
               (Exact Name of Registrant as Specified in Charter)

         Delaware                    1-9260                    73-1283193
 (State of Incorporation)       (Commission File             (IRS Employer
                                     Number)              Identification No.)

                             1000 Kensington Tower,
                                7130 South Lewis,
                              Tulsa, Oklahoma 74136

               (Address Of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (918) 493-7700

                                (Not Applicable)
          (Former Name Or Former Address, If Changed Since Last Report)

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits.

         99   Press Release of Unit Corporation dated February 18, 2004

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liability of that section or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.


     On February 18, 2004, Unit Corporation announced its earnings for the quarter and year ended December 31, 2003. The press release regarding this announcement is furnished as Exhibit 99.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  February 18, 2004
       -----------------
                                UNIT CORPORATION

                             By: /s/ Larry D. Pinkston
                             -------------------------
                             Larry D. Pinkston
                             President

Exhibit Index
-------------
  Exhibit No.                           Description
  -----------                           -----------
     99 Press Release, issued by Unit Corporation on February 18, 2004 announcing its earnings for the quarter and year ended December 31, 2003.






























                                       2